INVESCO COUNSELOR SERIES FUNDS, INC.
                  INVESCO Advantage Global Health Sciences Fund

                   Supplement to Prospectus dated May 15, 2001

Effective May 16, 2001, INVESCO Global Health Sciences Fund, pursuant to approval by the shareholders of that Fund of an Agreement and Plan of Reorganization and Termination at the annual meeting held May 8, 2001, will be reorganized into INVESCO Advantage Global Health Sciences Fund - Class A.

If you are a shareholder of INVESCO Advantage Global Health Sciences Fund - Class A as a result of the reorganization of INVESCO Global Health Sciences Fund into INVESCO Advantage Global Health Sciences Fund, you will be subject to a redemption fee of 2% for shares received in the reorganization should you redeem those shares within 12 months from the date of reorganization. The redemption fee will be based on the current net asset value of the shares at the time of the redemption.

This Supplement is dated May 16, 2001.